FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2015
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT

14.        FAIR VALUE MEASUREMENT

Measured at fair value on a recurring basis

The Group had no financial assets and liabilities measured and recorded at fair value on a recurring basis as of December 31, 2014 and 2015.

Measured at fair value on a non-recurring basis

The Group measured share options granted to employees and directors and executives and restricted share units using various valuation methods. These share options are considered Level 3 fair value measurement because the Company used unobservable inputs, reflecting the Company's assessment of the assumptions that market participants would use in valuing these share options.

The Group measures the acquired assets and liabilities at fair value on a nonrecurring basis as result of the business acquisition as set forth in Note 4. The fair value was determined using models with significant unobservable inputs (Level 3 inputs), primarily the management projection on the discounted future cash flow and the discount rate.

The Group measures goodwill at fair value on a nonrecurring basis when it is annually evaluated or whenever events or changes in circumstances indicate that carrying amount of a reporting unit exceeds its fair value. The fair value was determined using models with significant unobservable inputs (Level 3 inputs) which primarily included management projections on the discounted future cash flow analysis including the discount rate using the weighted average cost of capital of 17% and expected revenue growth rates. An impairment loss of $85,934,770 was recognized for the year ended December 31, 2015.